                                                          EXHIBIT 99.(h)(8)(iii)

                                    FORM OF
                                AMENDMENT NO. 19
                                       to
                                   SCHEDULE A
                                       of
                            DELAWARE GROUP OF FUNDS*
                           FUND ACCOUNTING AGREEMENT

Delaware Group Adviser Funds, Inc.
     Corporate Income Fund (liquidated September 19, 1997)
     Enterprise Fund (liquidated September 19, 1997)
     Federal Bond Fund (liquidated September 19, 1997)
     Delaware New Pacific Fund
     Delaware U.S. Growth Fund
     Delaware Overseas Equity Fund (formerly World Growth Fund)

Delaware Group Cash Reserve, Inc.

Delaware Group Equity Funds I, Inc. (formerly Delaware)
     Delaware Balanced Fund (formerly Delaware Fund)
     Delaware Devon Fund

Delaware Group Equity Funds II, Inc. (formerly Decatur)
     Delaware Blue Chip Fund (New)
     Delaware Decatur Equity Income Fund (formerly Decatur Income Fund) Delaware Growth and Income Fund (formerly Decatur Total Return Fund) Delaware Social Awareness Fund (formerly Quantum Fund) (New)
     Delaware Diversified Value Fund (New)

Delaware Group Equity Funds III (formerly Trend)
     Delaware Trend Fund

Delaware Group Equity Funds IV, Inc. (formerly DelCap)
     Delaware Diversified Growth Fund (formerly Capital Appreciation Fund) (New) Delaware DelCap Fund

Delaware Group Equity Funds V, Inc. (formerly Value)
     Delaware Small Cap Value Fund (formerly Value Fund)
     Delaware Retirement Income Fund (New)
     Delaware Mid-Cap Value Fund (New)
     Delaware Small Cap Contrarian Fund (New)

------------------
     *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.

Delaware Group Foundation Funds (New)
     Delaware Balanced Portfolio (New)
     Delaware Growth Portfolio (New)
     Delaware Income Portfolio (New)
     The Asset Allocation Portfolio (New)

Delaware Group Government Fund
     Delaware American Government Bond Fund (formerly, Government Income Series (U.S. Government Fund)

Delaware Group Global & International Funds, Inc.
     Delaware Emerging Markets Fund (New)
     Delaware Global Equity Fund (formerly Global Assets Fund)
     Delaware Global Bond Fund
     Delaware International Equity Fund
     Delaware Global Opportunities Fund (formerly Global Equity Fund) (New) Delaware International Small Cap Fund (New)
     Delaware New Europe Fund (New)
     Delaware Latin America Fund (New)

Delaware Group Income Funds (formerly Delchester)
     Delaware Delchester Fund
     Delaware High-Yield Opportunities Fund (New)
     Delaware Strategic Income Fund (New)
     Delaware Corporate Bond Fund (New)
     Delaware Extended Duration Bond Fund (New)

Delaware Group Limited-Term Government Funds, Inc.
     Delaware Limited-Term Government Fund
     U.S. Government Money Fund (liquidated December 18, 1998)

Delaware Pooled Trust, Inc.
     The Mid-Cap Growth Equity Portfolio
       (formerly The Aggressive Growth Portfolio)
     The Large-Cap Value Equity Portfolio
       (formerly The Defensive Equity Portfolio)
     The Mid-Cap Value Equity Portfolio
       (formerly The Small/Mid-Cap Value Equity Portfolio and The Defensive Equity Small/Mid-Cap Portfolio) (New)
     The Defensive Equity Utility Portfolio (deregistered January 14, 1997) The Emerging Markets Portfolio (New)
     The Intermediate Fixed Income Portfolio
       (formerly The Fixed Income Portfolio)
     The Global Fixed Income Portfolio
     The High-Yield Bond Portfolio (New)
     The International Equity Portfolio
     The International Fixed Income Portfolio (New)
     The Labor Select International Equity Portfolio
     The Limited-Term Maturity Portfolio (New)
     The Real Estate Investment Trust Portfolio
     The Global Equity Portfolio (New)
     The Real Estate Investment Trust Portfolio II (New)
     The Diversified Core Fixed Income Portfolio (New)
     The Aggregate Fixed Income Portfolio (New)
     The Small-Cap Growth Equity Portfolio (New)
     The Core Equity Portfolio
       (formerly The Growth and Income Portfolio) (New)
     The Small-Cap Value Equity Portfolio (New)
     The Balanced Portfolio (New)
     The Equity Income Portfolio (New)
     The Select Equity Portfolio (New)
     The International Small-Cap Portfolio (New)
     The International Large-Cap Equity Portfolio (New)

Delaware Group Premium Fund, Inc.
     Capital Reserves Series
     Cash Reserve Series
     Convertible Securities Series (New)
     Growth and Income Series (formerly Decatur Total Return Series) Delaware Balanced Series (formerly Delaware Series)
     Delchester Series
     Devon Series (New)
     Emerging Markets Series (New)
     DelCap Series
     Global Bond Series (New)
     International Equity Series
     Social Awareness Series (formerly Quantum Series) (New)
     REIT Series (New)
     Strategic Income Series (New)
     Trend Series
     Small Cap Value Series (formerly Value Series)
     Aggressive Growth Series (New)
     U.S. Growth Series (New)

Delaware Group Tax-Free Fund, Inc.
     Delaware Tax-Free Insured Fund
     Delaware Tax-Free USA Fund
     Delaware Tax-Free USA Intermediate Fund

Delaware Group Tax-Free Money Fund
     Delaware Tax-Free Money Fund

Delaware Group State Tax-Free Income Trust (formerly DMCT Tax-Free Income Trust-Pennsylvania)
     Delaware Tax-Free Pennsylvania Fund
     Delaware Tax-Free New Jersey Fund (New)
     Delaware Tax-Free Ohio Fund (New)

Voyageur Funds, Inc.
     Delaware U.S. Government Securities Fund (New)

Voyageur Insured Funds, Inc.
     Delaware Tax-Free Arizona Insured Fund (New)
     Tax-Free Colorado Insured Fund (New) (closed as of
     Delaware Minnesota Insured Fund (New)
     National Insured Tax Free Fund (New)

Voyageur Intermediate Tax Free Funds, Inc.
     Tax-Free Arizona Intermediate Fund (New) (closed as of Tax-Free California Intermediate Fund (New) (closed as of Tax-Free Colorado Intermediate Fund (New) (closed as of Delaware Tax-Free Minnesota Intermediate Fund (New) National Limited Term Tax Free Fund (New)

Voyageur Investment Trust
     Delaware Tax-Free California Fund (New)
     Delaware Tax-Free Florida Fund (New)
     Delaware Tax-Free Florida Fund (New)
     Delaware Tax-Free Kansas Fund (New)
     Delaware Tax-Free Missouri Insured Fund (New)
     Delaware Tax-Free New Mexico Fund (New)
     Delaware Tax-Free Oregon Insured Fund (New)
     Delaware Tax-Free Utah Fund (New)
     Delaware Tax-Free Washington Insured Fund (New)

Voyageur Investment Trust II
     Florida Limited Term Tax Free Fund (New) (liquidated November 18, 1998)

Voyageur Mutual Funds, Inc.
     Delaware Tax-Free Arizona Fund (New)
     Delaware Tax-Free California Fund (New)
     Delaware Tax-Free Iowa Fund (New)
     Delaware Tax-Free Idaho Fund (New)
     Delaware Minnesota High Yield Municipal Bond Fund (New)
     Delaware National High Yield Municipal Bond Fund (New)
     National Tax Free Fund (New)
     Delaware Tax-Free New York Fund (New)
     Delaware Tax-Free Wisconsin Fund (New)

Voyageur Mutual Funds II, Inc.
     Delaware Tax-Free Colorado Fund (New)

Voyageur Mutual Funds III, Inc.
     Delaware Aggressive Growth Fund (New)
     Delaware Growth Stock Fund (New)
     International Equity Fund (New)
     Delaware Tax Efficient Equity Fund (New)

Voyageur Tax Free Funds, Inc.
     Delaware Tax-Free Minnesota Fund (New)
     Delaware Tax-Free North Dakota Fund (New)

Dated as of October 15, 1999

DELAWARE SERVICE COMPANY, INC.




By:______________________________________________________________
   David K. Downes
   President, Chief Executive Officer and Chief Financial Officer


DELAWARE GROUP ADVISER FUNDS, INC.
DELAWARE GROUP CASH RESERVE, INC.
DELAWARE GROUP EQUITY FUNDS I, INC.
DELAWARE GROUP EQUITY FUNDS II, INC.
DELAWARE GROUP EQUITY FUNDS III
DELAWARE GROUP EQUITY FUNDS IV, INC.
DELAWARE GROUP EQUITY FUNDS V, INC.
DELAWARE GROUP FOUNDATION FUNDS
DELAWARE GROUP GOVERNMENT FUND
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
DELAWARE GROUP INCOME FUNDS
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC.
DELAWARE POOLED TRUST, INC.
DELAWARE GROUP PREMIUM FUND, INC.
DELAWARE GROUP STATE TAX-FREE INCOME TRUST
DELAWARE GROUP TAX-FREE FUND, INC.
DELAWARE GROUP TAX-FREE MONEY FUND
VOYAGEUR FUNDS, INC.
VOYAGEUR INSURED FUNDS, INC.
VOYAGEUR INTERMEDIATE TAX FREE FUNDS, INC.
VOYAGEUR INVESTMENT TRUST
VOYAGEUR INVESTMENT TRUST II
VOYAGEUR MUTUAL FUNDS, INC.
VOYAGEUR MUTUAL FUNDS II, INC.
VOYAGEUR MUTUAL FUNDS III, INC.



By:_____________________________________________________________________________
   Wayne A. Stork
   Chairman